SENIOR HIGH
INCOME
PORTFOLIO, INC.



FUND LOGO



Annual Report
February 28, 1999


This report, including the financial information herein, is transmitted to the shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Senior High Income
Portfolio, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Senior High Income Portfolio, Inc.



DEAR SHAREHOLDER

For the year ended February 28, 1999, the Portfolio's total investment return was -0.87%, based on a change in per share net asset value from $9.37 to $8.40, and assuming reinvestment of $0.886 per share income dividends. During the same 12-month period, the net annualized yield of the Portfolio's Common Stock was 10.44%. For the six-month period ended February 28, 1999, the total investment return on the Portfolio's Common Stock was +0.62%, based on a change in per share net asset value from $8.79 to $8.40, and assuming reinvestment of $0.436 per share income dividends. During the same period, the net annualized yield of the Portfolio's Common Stock was 10.21%. At the end of the February quarter, the Portfolio was 30.23% leveraged, having borrowed $199 million of its $245 million credit facility at an average rate of 5.69%. (For a complete explanation of the benefits and risks of leverage, see page 5 of this report to shareholders.)


Portfolio Strategy
In early summer, the high-yield market was pressured by disruptions in equity and emerging markets that resulted in a marked decrease in liquidity and a decrease in prices virtually across the board in all three markets. This scenario negatively impacted the leveraged bank loan market as well. The bid side of the dealer market experienced downward pressure primarily as a result of many hedge fund managers and crossover mutual fund investors selling their bonds and loan positions to provide needed liquidity. While the credit environment has not significantly changed, the problems of other fixed-income and equity markets impacted the high-yield bond and leveraged loan markets.

Beginning in November 1998, the high-yield bond and bank loan environments stabilized significantly. Both markets have experienced some improvement from their lows of September prices but remain below pre-August levels. While this has had an adverse impact on the Portfolio's net asset value, the yield has improved as spreads continue to remain wide. Both markets have experienced slow improvement, and we see significant upside potential in both markets over the next 6 months--18 months.

By February 28, 1999, 52% of the Portfolio's investments in corporate loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR has tracked very closely with other short-term interest rates in the United States, particularly the Federal Funds rate. Since the average reset on the Portfolio's floating rate investments is 42 days, the yield on the bank loan portion of the Portfolio is likely to move up or down within a two-month period after any Federal Funds rate change. At February 28, 1999, floating rate securities made up 52.7% of the market value of the Portfolio's investments, with an additional 46.8% invested in fixed-rate, high-yield bonds. Approximately $46 million remained available under the leverage facility at the close of the period. Given the current environment, we intend to maintain at least a 45% weighting in floating rate loans.

As a result of the uncertainties experienced last summer, leveraged loan new-issue volume for the second half of 1998 was approximately $70 billion, a 46% decrease from the $130 million recorded during the comparable period in 1998 and a 50% decrease from the first half volume of $140 billion. (Leveraged loans are those at a spread of at least 1.5% over LIBOR.) At the same time, secondary trading volume of leveraged loans reached a record level of $67 billion during 1998 as compared to the previous record level of $62 billion for all of 1997. Year-to-date 1999 volume appears on track to exceed last year's total.



Senior High Income Portfolio, Inc.
February 28, 1999



The market upheaval of August and September 1998 temporarily halted the almost uninterrupted investor inflows into the high-yield market. This adjustment of investor sentiment and the liquidity concerns of certain large investors shifted the markets' supply/ demand balance markedly. Despite the continuation of a strong US economy, a rebound in the stock market and low default rates, returns generated in the high-yield bond and leveraged loan markets were below recent years' performance. High-yield bonds generated a total return of -3.46% for the second half of 1998 and a full year return of +0.55%, as measured by the unmanaged Donaldson, Lufkin and Jenrette (DLJ) High Yield Index. Bank loans generated a total return of +1.32% for the second half of 1998 and a full year return for 1998 of +5.61%, as measured by the unmanaged DLJ Leveraged Loan Index. These returns reflect the dramatic reduction in market liquidity and the general "flight to quality" sentiment.

The bellwether ten-year Treasury yield decreased from 5.47% at June 30, 1998 to 4.64% at year-end. As of February 28, 1999, the yield had moved back up to 5.09%. High-yield bond spreads over Treasury securities have remained very wide relative to comparable spreads last summer. The spread over Treasury securities increased from 3.73% at June 30, 1998 to 5.88% at year-end, as measured by the Merrill Lynch Master Index. Those yield spreads have eased since year-end, but still remained at a very attractive 5.56% by February 28, 1999.

As was the case in the bank loan market, new-issue activity slowed dramatically in the latter half of 1998. The second half of 1998 dollar volume was $37 billion, down 45% from last year's comparable $67 billion. From an industry standpoint, telecommunications continued at over 25% of the market in 1998. This sector now makes up a sizable portion of the Portfolio (7.75% of net assets) but is clearly underweighted to the market.

By February 28, 1999, the Portfolio's average stated maturity was
6.7 years but had an expected average life of approximately 2 years --3 years as a result of the shorter average life of bank loans which are freely prepayable without call protection. The Portfolio's floating rate investments were spread across 72 borrowers in 45 industries. Fixed-rate investments were spread across 152 borrowers in 31 industries. (The "Portfolio Information" section on page 5 of this report to shareholders provides listings of the five largest industries and ten largest holdings represented in the Portfolio.)

Overall, fundamentals for both the bank loan and high-yield bond markets have improved dramatically since last summer, and we believe there remains significant upside movement as market technicals improve. Although defaults across the high-yield bond and bank loan markets have increased somewhat over the last several months, they remain below historic averages. Our focus has and will likely continue to be to invest in those companies that are generating improved earnings trends or whose securities we believe are undervalued.

Our industry focus continues to be on those companies that have leading market shares, strong managements and improving cash flows. The best-performing industry sectors included cable television, publishing, and radio and television broadcasting. These industries not only had more stable cash flows than many of their cyclical counterparts, but also benefited from the substantial merger and acquisition activity in these sectors. A number of cyclical sectors underperformed the market at large. Paper, metals and mining, energy and healthcare were such industry groups. Concerns over the long-term effects of the Asian currency crisis and/or regulatory changes on these industries had an adverse effect on performance. We believe the industry fundamentals in both the paper and energy sectors will begin to improve over the first half of 1999 with expected improvements in the steel and healthcare sectors in late 1999 or early 2000. In certain cyclical names, we have been more willing to trade out of the unsecured bond and into the senior secured bank debt in order to seek to limit the Portfolio's downside volatility.

The disruption experienced in the high-yield and equity markets severely reduced investor liquidity and dampened interest in new issues in the second half of 1998. With long-term bond yields at near historic lows, a gradual improvement in the high-yield new-issue market is materializing as market liquidity improves and required spreads over benchmark Treasury securities remain very attractive. The demand for leveraged bank loans continues to be very strong as high-yield demand still lags behind the levels of early 1998. Bank loan spreads over LIBOR and upfront fees are likely to remain attractive as a result.



Senior High Income Portfolio, Inc.
February 28, 1999



We expect the Federal Reserve Board to maintain a neutral stance with regard to interest rates for the near term. Fixed-income investors may be somewhat cautious while crossover investors may increase their portfolio weighting in the bank loan market if they foresee increasing interest rates. Flows into the high-yield bond and loan markets have been generally positive from November 1998 through February 1999 and are likely to remain steady. We are cautiously optimistic for a pick-up in both high-yield bond and bank activity through the second quarter of 1999. We will continue to be opportunistic in our high-yield bond purchases, selling overvalued bonds and sectors and buying undervalued (with an emphasis on the secondary market). In the meantime, we will maintain a defensive position in secured floating rate bank debt, buying new issues in the high-yield market and buying into the secondary market when undervalued investments are available.


In Conclusion
We appreciate your ongoing investment in Senior High Income
Portfolio, Inc., and we look forward to reviewing our strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Joseph T. Monagle Jr.)
Joseph T. Monagle Jr.
Senior Vice President



April 16, 1999


We are pleased to announce that Richard C. Kilbride, Paul Travers and Gilles Marchand have each been appointed Vice President and Portfolio Manager of Senior High Income Portfolio, Inc. Mr. Kilbride has almost 20 years experience in the fixed-income markets and has previously served as a Managing Director of Fixed Income for Merrill Lynch Asset Management, L.P. (MLAM) and its affiliated asset management companies in London and in Los Angeles. Mr. Travers joined MLAM's Bank Loan Portfolio Group last year, bringing with him 15 years of diversified professional experience in the bank loan industry. He was previously Head of U.S. Corporate Banking in the New York branch of BHF-BANK. Mr. Marchand has been a Bank Loan Credit Analyst for MLAM for the last three years and has almost 10 years buy side experience in a wide range of fixed-income securities.

These appointments follow the resignation of R. Douglas Henderson as Senior Portfolio Manager. Mr. Henderson has left MLAM to pursue opportunities on the sell side of the loan participation market. We appreciate the contribution Mr. Henderson made to the growth of the Portfolio and we wish him well for the future. We continue to have an excellent team of portfolio managers and analysts in place, and we look forward to building upon the successful performance of the Portfolio to date. You will be hearing directly from Messrs. Kilbride, Travers and Marchand in subsequent reports.




Senior High Income Portfolio, Inc.
February 28, 1999


PROXY RESULTS


During the twelve-month period ended February 28, 1999, Senior High Income Portfolio, Inc. shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 9, 1998. The description of each proposal and number of shares voted are as follows:


                                                                        Shares                            Shares Voted
                                                                      Voted For                        Without Authority
1. To elect the Portfolio's Board          Ronald W. Forbes           52,089,559                            582,872
   of Directors:                           Cynthia A. Montgomery      51,990,866                            681,565
                                           Charles C. Reilly          51,995,648                            676,783
                                           Kevin A. Ryan              51,991,459                            680,972
                                           Richard R. West            52,098,642                            573,789
                                           Arthur Zeikel              51,987,650                            684,781


                                                                        Shares        Shares Voted        Shares Voted
                                                                      Voted For          Against            Abstain
2. To select Deloitte & Touche LLP as the Portfolio's
   independent auditors.                                              51,556,675         302,212            813,544


After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Senior High Income Portfolio, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Portfolio. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Portfolio's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Portfolio's Board of Directors.


YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Portfolio could be adversely affected if the computer systems used by the Portfolio's management or other Portfolio service providers do not properly address this problem before January 1, 2000. The Portfolio's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Portfolio's other service providers have told the Portfolio's management that they also expect to resolve the Year 2000 Problem, and the Portfolio's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Portfolio could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Portfolio invests, and this could hurt the Portfolio's investment returns.



Senior High Income Portfolio, Inc.
February 28, 1999


THE BENEFITS AND RISKS OF LEVERAGING


Senior High Income Portfolio, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the fund on its longer-term portfolio investments. Since the total assets of the fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



PORTFOLIO INFORMATION


As of February 28, 1999


Quality Ratings                        Percent of
S&P/Moody's                      Long-Term Investments

BBB/Baa                                    0.6%
BB/Ba                                     23.7
B/B                                       45.0
CCC/Caa                                    1.2
CC/Ca                                      0.2
NR (Not Rated)                            29.3


                                        Percent of
Five Largest Industries                Total Assets

Telephone Communications                   8.2%
Chemicals                                  7.3
Metals & Mining                            6.3
Hotels & Motels                            5.7
Paper                                      5.7



                                        Percent of
Ten Largest Holdings                   Total Assets

Starwood Hotels & Resorts                  3.0%
Riverwood International, Inc.              1.8
Omnipoint Communications Corp.             1.5
Paper Acquisition Services                 1.4
Huntsman Corp.                             1.4
UCAR International, Inc.                   1.3
Lyondell Chemical Company                  1.2
Stone Container Corp.                      1.2
Western PCS                                1.1
Host Marriott Travel Plaza                 1.1



Senior High Income Portfolio, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS
               S&P     Moody's        Face                                                                       Value
Industries    Rating    Rating       Amount           Corporate Debt Obligations                Cost           (Note 1b)
Advertising--   B        B1       $ 1,000,000   Outdoor Systems Inc., 8.875% due
1.2%                                               6/15/2007                               $      992,767    $    1,075,000
                NR*      NR*        4,500,000   Petry Media, Term, due 3/31/2002+++             4,500,000         4,500,000
                                                                                           --------------    --------------
                                                                                                5,492,767         5,575,000


Agricultural    B+       B1         3,000,000   Chiquita Brands International Inc.,
Products--1.1%                                     10.25% due 11/01/2006                        2,985,140         3,097,500
                B        B2         2,000,000   Sun World International, Inc., 11.25%
                                                   due 4/15/2004                                2,000,000         2,100,000
                                                                                           --------------    --------------
                                                                                                4,985,140         5,197,500


Aircraft &      BB       Ba2        2,000,000   Airplanes Pass Through Trust, 10.875%
Parts--1.0%                                        due 3/15/2019 (d)                            2,000,000         2,168,800
                B+       B3         2,500,000   Derlan Manufacturing, 10% due 1/15/2007         2,478,143         2,200,000
                                                                                           --------------    --------------
                                                                                                4,478,143         4,368,800


Amusement &                                     AMC Entertainment, Inc. (b):
Recreational    B-       B3           500,000      9.50% due 3/15/2009                            497,601           496,250
Services--3.2%  B-       B3         1,475,000      9.50% due 2/01/2011                          1,475,000         1,456,563
                NR*      NR*        1,987,500   AMF Group, Inc., Term, due 3/31/2002+++         1,983,846         1,848,375
                B        B2           800,000   Carmike Cinemas Inc., 9.375% due 2/01/2009 (b)    803,000           812,000
                CCC+     B3         2,000,000   Hollywood Entertainment, 10.625%
                                                   due 8/15/2004 (b)                            2,000,000         2,030,000
                D        Ca         1,000,000   Hollywood Theatres, Inc., 10.625% due
                                                   8/01/2007 (f)                                1,000,000           425,000
                B+       B1           800,000   Intrawest Corp., 9.75% due 8/15/2008              824,000           825,000
                                                Metro Goldwyn Mayer Co. (MGM)+++:
                NR*      NR*          441,667      Revolving Credit, due 9/30/2003                441,667           427,036
                NR*      NR*        4,000,000      Term A, due 12/31/2005                       3,922,518         3,927,500
                B        B2         2,500,000   Riddell Sports Inc., 10.50% due 7/15/2007       2,353,445         2,350,000
                                                                                           --------------    --------------
                                                                                               15,301,077        14,597,724


Apparel--2.0%                                   Arena Brands, Inc.+++:
                NR*      NR*          486,111      Revolving Credit, due 6/01/2002                486,111           486,111
                NR*      NR*        1,011,972      Term A, due 6/01/2002                        1,011,972         1,011,972
                NR*      NR*        2,019,656      Term B, due 6/01/2002                        2,019,656         2,019,656
                B-       B3         1,500,000   GFSI Inc., 9.625% due 3/01/2007                 1,500,000         1,395,000
                NR*      NR*        3,990,000   Norcross Safety, Term, due 12/31/2005+++        3,990,000         3,990,000
                                                                                           --------------    --------------
                                                                                                9,007,739         8,902,739


Automotive      B+       NR*        1,417,430   Advanced Accessory Systems, Term B, due
Equipment--                                        10/30/2004+++                                1,417,430         1,417,430
5.7%            NR*      NR*        2,000,000   American Axel, Term B, due 3/31/2007+++         2,000,000         2,000,000
                B-       B3         2,500,000   Cambridge Industries Inc., 10.25% due
                                                   7/15/2007                                    2,082,749         1,975,000
                B        B2         1,000,000   Delco Remy International Inc., 10.625%
                                                   due 8/01/2006                                1,000,000         1,070,000
                B        B2           800,000   Hayes Lemmerz International Inc., 8.25%
                                                   due 12/15/2008 (b)                             800,000           804,000
                B-       B3         3,635,000   Key Plastics, Inc., 10.25% due 3/15/2007        3,612,071         3,544,125
                B-       B3         1,500,000   Newcor Inc., 9.875% due 3/01/2008               1,500,000         1,335,000
                                                Safelite Glass Corp.+++:
                BB-      B2         2,061,429      Term B, due 12/23/2003                       2,018,913         2,020,844
                BB-      B2         2,061,429      Term C, due 12/23/2004                       2,018,634         2,020,844
                B-       B3         1,600,000   Special Devices Inc., 11.375% due
                                                   12/15/2008 (b)                               1,600,000         1,616,000
                B-       B2         1,000,000   Trident Automotive, 10% due 12/15/2005          1,000,000         1,020,000
                B+       B2         3,325,000   Venture Holdings Trust, 9.50% due
                                                   7/01/2005                                    3,330,000         3,225,250
                B+       B2         4,000,000   Walbro Corp., Series B, 9.875% due
                                                   7/15/2005                                    3,992,184         3,920,000
                                                                                           --------------    --------------
                                                                                               26,371,981        25,968,493



Senior High Income Portfolio, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (continued)
               S&P     Moody's        Face                                                                       Value
Industries    Rating    Rating       Amount           Corporate Debt Obligations                Cost           (Note 1b)
Broadcast       B        B2       $ 2,875,000   Ackerley Group Inc., 9% due
Radio & TV                                         1/15/2009 (b)                           $    2,960,500    $    2,946,875
--2.5%          B-       B3         1,000,000 ++Acme Television/Finance, 10.875%
                                                   due 9/30/2004                                  845,675           840,000
                B-       B3         3,000,000   Albritton Communications, 9.75% due
                                                   11/30/2007                                   2,928,549         3,210,000
                                                Young Broadcasting Corporation:
                B        B2         2,000,000      10.125% due 2/15/2005                        2,000,000         2,120,000
                B        B2         2,000,000      9% due 1/15/2006                             1,950,260         2,060,000
                                                                                           --------------    --------------
                                                                                               10,684,984        11,176,875


Building &      B-       B2         1,525,000   Webb (Del E.) Corp., 10.25% due 2/15/2010       1,500,481         1,519,281
Construction--
0.3%


Building                                        Dal Tile International, Inc.+++:
Materials--2.7% NR*      NR*        1,582,888      Revolving Credit, due 12/31/2002             1,549,381         1,517,594
                NR*      NR*        2,192,513      Term, due 12/31/2003                         2,158,045         2,107,553
                B+       B+         5,484,195   Falcon, Term, due 6/30/2005+++                  5,484,195         5,477,340
                                                Paint Sundry+++:
                NR*      NR*          886,076      Term, due 8/11/2008                            886,076           886,076
                NR*      NR*          606,076      Term B, due 8/11/2005                          606,076           606,076
                NR*      NR*          504,810      Term C, due 8/11/2006                          504,810           504,810
                B        B2         1,000,000   Republic Group Inc., 9.50% due 7/15/2008        1,000,000         1,012,500
                                                                                           --------------    --------------
                                                                                               12,188,583        12,111,949


Cable           B+       NR*        2,000,000   Avalon Cable, Term B, due 10/31/2006+++         1,985,416         2,015,000
Television                                      CSC Holdings Inc.:
Services--3.6%  BB+      Ba2          800,000      7.25% due 7/15/2008                            800,000           803,616
                BB+      Ba2        1,000,000      7.625% due 7/15/2018                           999,023           999,650
                B        B3         1,000,000   Coaxial Communications/Phoenix, 10% due
                                                   8/15/2006                                    1,052,500         1,060,000
                BB+      Ba3        3,000,000   Lenfest Communications, Inc., 8.375% due
                                                   11/01/2005                                   2,993,339         3,240,000
                BB+      Ba3        1,500,000   Multicanal SA, 10.50% due 4/15/2018             1,507,500         1,155,000
                CCC+     B3           500,000   Park N View Inc., 13% due 5/15/2008               469,404           400,000
                NR*      B3         1,225,000 ++RCN Corp., 11% due 7/01/2008                      769,681           661,500
                CCC      B3         1,575,000   Supercanal Holdings SA, 11.50% due
                                                   5/15/2005 (b)                                1,575,000           685,125
                B+       B1         5,000,000   Telewest Communications PLC, 9.625% due
                                                   10/01/2006                                   5,000,000         5,375,000
                                                                                           --------------    --------------
                                                                                               17,151,863        16,394,891


Chemicals--     BB-      B1         3,000,000   Acetex Corp., 9.75% due 10/01/2003              2,991,286         2,970,000
10.6%           NR*      NR*        5,000,000   Epsilon Products, Term B, due
                                                   12/31/2005+++                                5,000,000         5,000,000
                BBB-     Baa3       2,000,000   Equistar Chemicals LP, 8.75% due
                                                   2/15/2009 (b)                                1,994,372         2,042,500
                NR*      NR*        2,713,393   Exide Corp., Term B, due 3/19/2005+++           2,663,395         2,669,301
                                                Foamex L.P.+++:
                B        Ba3        3,544,874      Term B, due 6/30/2005                        3,541,181         3,504,994
                B        Ba3        3,222,613      Term C, due 6/30/2006                        3,219,151         3,191,393
                                                Huntsman Corp.:
                B+       B2         6,000,000      8.33% due 7/01/2007 (b)                      6,000,000         5,640,000
                NR*      NR*        3,477,209      Term, due 12/31/2002+++                      3,473,294         3,425,051
                BB       NR*        5,000,000   Huntsman Specialty Chemicals, Term,
                                                   due 3/15/2007+++                             5,106,250         4,931,250
                BB-      Ba3        2,500,000   ISP Holdings Inc., 9% due 10/15/2003            2,494,921         2,593,750


Senior High Income Portfolio, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (continued)
               S&P     Moody's        Face                                                                       Value
Industries    Rating    Rating       Amount           Corporate Debt Obligations                Cost           (Note 1b)
Chemicals       NR*      NR*      $ 8,154,719   Lyondell Chemical Company, Term B, due
(concluded)                                        6/30/2005+++                            $    8,167,896    $    7,920,270
                NR*      NR*        4,069,918   Vinings Industries, Term B, due
                                                   3/31/2005+++                                 4,069,918         4,069,918
                                                                                           --------------    --------------
                                                                                               48,721,664        47,958,427


Consumer        B+       Ba3        3,927,778   Boyds Collection Ltd., Term B, due
Products--3.7%                                     4/21/2006+++                                 3,918,865         3,920,413
                B+       B2         1,000,000   Evenflo Co. Inc., 11.75% due
                                                   8/15/2006 (b)                                1,000,000         1,020,000
                B        B3         1,050,000   Home Products International Inc., 9.625%
                                                   due 5/15/2008                                1,050,000         1,029,000
                BB-      Ba3        1,250,000   Polaroid Corporation, 11.50% due 2/15/2006      1,250,000         1,284,375
                NR*      NR*        4,500,000   Samsonite Corporation, Term, due
                                                   6/24/2005+++                                 4,494,748         4,342,500
                B+       B2         1,490,000   Scotts Company, 8.625% due 1/15/2009 (b)        1,490,000         1,534,700
                B+       Ba3        3,500,000   Shop Vac Corp., 10.625% due 9/01/2003           3,741,875         3,828,125
                                                                                           --------------    --------------
                                                                                               16,945,488        16,959,113


Diversified     NR*      NR*        5,000,000   Bridge Information, Term B, due
--2.2%                                             5/29/2005+++                                 4,988,523         4,990,625
                NR*      Ba3        5,000,000   Superior/Essex Corp., Term, due
                                                   11/27/2006+++                                4,950,656         4,965,625
                                                                                           --------------    --------------
                                                                                                9,939,179         9,956,250


Drilling--2.1%  BB+      Ba2        4,000,000   Cliffs Drilling, 10.25% due 5/15/2003           4,325,000         4,080,000
                BBB-     Ba3        2,000,000   Falcon Drilling Co. Inc., 9.75% due
                                                   1/15/2001                                    2,115,000         1,960,000
                B+       B1         2,475,000   Parker Drilling Co., 9.75% due 11/15/2006       2,123,752         1,881,000
                BB+      Ba3        1,727,718   Rigco North America, Term, due
                                                   3/30/1999+++                                 1,727,718         1,727,718
                                                                                           --------------    --------------
                                                                                               10,291,470         9,648,718


Drug/           B+       B1         2,475,000   Duane Reade Co., Term B, due 2/15/2005+++       2,468,161         2,465,719
Proprietary
Stores--0.5%


Educational     B-       B3         1,050,000   La Petite Academy/LPA Holdings, 10% due
Services--0.2%                                     5/15/2008                                    1,050,000         1,023,750


Electronics/    B        B2         3,232,000   Advanced Glassfiber Yarn, 9.875% due
Electrical                                         1/15/2009 (b)                                3,167,759         3,256,240
Components--    B        B2         1,613,000   BGF Industries Inc., 10.25% due
2.8%                                               1/15/2009 (b)                                1,580,935         1,629,130
                                                Dynatech Corp.+++:
                B+       NR*        1,660,671      Term B Prime, due 3/31/2005                  1,660,671         1,662,747
                B+       NR*        1,660,671      Term C Prime, due 3/31/2006                  1,660,671         1,662,747
                B+       NR*        1,660,671      Term D Prime, due 3/31/2007                  1,660,671         1,662,747
                B-       B3         2,000,000   Federal Data Corp., 10.125% due 8/01/2005       2,000,000         1,960,000
                B+       B3         1,000,000   High Voltage Engineering, 10.50% due
                                                   8/15/2004                                    1,000,000           950,000
                                                                                           --------------    --------------
                                                                                               12,730,707        12,783,611


Energy--6.8%    B        B1         2,000,000   Belco Oil & Gas Corp., 8.875% due
                                                   9/15/2007                                    2,000,000         1,860,000
                B-       B3         2,500,000   Bellwether Exploration, 10.875% due
                                                   4/01/2007                                    2,500,000         2,537,500
                BB       Ba3        5,000,000   Clark Refining, Term, due 11/15/2004+++         5,000,000         4,600,000
                CCC      Caa1       1,000,000   Continental Resources, 10.25% due 8/01/2008     1,000,000           780,000
                B        B2         1,000,000   Cross Timbers Oil Company,  8.75% due
                                                   11/01/2009                                   1,000,000           885,000
                B        B2         1,500,000   Energy Corp. of America, 9.50% due
                                                   5/15/2007                                    1,500,000         1,387,500
                NR*      Ba2        5,000,000   Ferrell Companies, Inc., Term C, due
                                                   6/17/2006+++                                 5,000,000         5,000,000
                CCC-     Caa2       1,000,000   Forcenergy, Inc., 8.50% due 2/15/2007             987,620           360,000
                B        B2         2,000,000   Forest Oil Corporation, 10.50% due
                                                   1/15/2006                                    1,976,369         2,010,000
                CCC+     B3         1,850,000   Gothic Production Corp., 11.125% due
                                                   5/01/2005                                    1,850,000         1,332,000
                BB-      Ba2        2,000,000   Gulf Canada Resources Ltd., 9.25% due
                                                   1/15/2004                                    2,105,000         1,997,180
                B-       B3         2,000,000   Kelly Oil & Gas Corp., 10.375% due
                                                   10/15/2006                                   1,995,765         1,280,000
                B+       B1         2,000,000   Nuevo Energy Co., 8.875% due 6/01/2008          1,910,300         1,840,000


Senior High Income Portfolio, Inc.
February 28, 1999



SCHEDULE OF INVESTMENTS (continued)
               S&P     Moody's        Face                                                                       Value
Industries    Rating    Rating       Amount           Corporate Debt Obligations                Cost           (Note 1b)
Energy          B+       B2       $ 1,000,000   Snyder Oil Corp., 8.75% due 6/15/2007      $    1,002,500    $      995,000
(concluded)     BB-      B1         2,000,000   Tesoro Petroleum Corp., 9% due 7/01/2008        1,989,060         1,920,000
                B+       B1         2,000,000   Vintage Petroleum, Inc., 8.625% due
                                                   2/01/2009                                    1,984,978         1,850,000
                                                                                           --------------    --------------
                                                                                               33,801,592        30,634,180


Financial       NR*      NR*          500,000   InvestCorp., due 10/21/2008+++                    500,000           500,000
Services--0.7%  B+       Ba3        2,475,000   Willis Corroon Corporation, 9% due
                                                   2/01/2009 (b)                                2,475,000         2,475,000
                                                                                           --------------    --------------
                                                                                                2,975,000         2,975,000


Food & Kindred  B+       B1         2,100,000   Canandaigua Brands Inc., 8.50% due
Products--2.8%                                     3/01/2009                                    2,100,000         2,100,000
                                                Favorite Brands International:
                B-       B3         5,000,000      10.25% due 8/20/2007                         4,971,623         2,125,000
                B        B2         3,104,167      Term B, due 5/19/2005+++                     3,099,891         2,809,271
                B-       B3         3,000,000   Nebco Evans, 10.125% due 7/15/2007              3,000,000         2,400,000
                B        B2         3,000,000   SC International Services, Inc., 9.25%
                                                   due 9/01/2007                                3,053,811         3,060,000
                                                                                           --------------    --------------
                                                                                               16,225,325        12,494,271


Forest          B        B3         4,500,000   Ainsworth Lumber Company, 12.50% due
Products--4.5%                                     7/15/2007 (c)                                4,487,254         4,522,500
                BB       Ba3        1,000,000   Malette Inc., 12.25% due 7/15/2004              1,000,000         1,068,750
                B+       B3           550,000   Millar Western Forest, 9.875% due 5/15/2008       550,000           451,000
                NR*      NR*        5,000,000   Strategic Timber Inc., Bridge Loan, due
                                                   10/27/1999+++                                5,000,000         5,000,000
                BB       Ba3        6,000,000   Tembec Finance Corporation, 9.875% due
                                                   9/30/2005                                    6,110,000         6,360,000
                B        B3         4,000,000   Uniforet Inc., 11.125% due 10/15/2006           4,000,000         2,920,000
                                                                                           --------------    --------------
                                                                                               21,147,254        20,322,250


Furniture &     B-       B3         3,150,000   Formica Corp., 10.875% due 3/01/2009 (b)        3,150,000         3,130,313
Fixtures--0.9%                                  Sealy Mattress+++:
                NR*      NR*          370,522      Axel B, due 12/15/2004                         375,617           370,754
                NR*      NR*          266,871      Axel C, due 12/15/2005                         270,541           267,038
                NR*      NR*          341,035      Axel D, due 12/15/2006                         345,725           341,248
                                                                                           --------------    --------------
                                                                                                4,141,883         4,109,353


Gaming--2.2%    NR*      NR*          679,688 ++Harrah's Jazz Casino, 0% due 10/01/2002 (f)       679,688           679,688
                BB+      Ba2        1,200,000   Harrah's Operating Co. Inc., 7.875% due
                                                   12/15/2005                                   1,200,000         1,200,000
                B        B2         1,500,000   Harvey Casino Resorts, 10.625% due
                                                   6/01/2006                                    1,500,000         1,563,750
                B        B2         1,275,000   Hollywood Park Inc., 9.25% due
                                                   2/15/2007 (b)                                1,275,000         1,279,781
                BB-      Ba3        1,400,000   Mohegan Tribal Gaming Authority, 8.75%
                                                   due 1/01/2009 (b)                            1,400,000         1,400,000
                BB+      Ba2        2,550,000   Park Place Entertainment, 7.875% due
                                                   12/15/2005 (b)                               2,550,000         2,499,000
                B        B2         1,700,000   Trump Atlantic City Associates/Funding
                                                   Inc., 11.25% due 5/01/2006                   1,458,290         1,445,000
                                                                                           --------------    --------------
                                                                                               10,062,978        10,067,219


Grocery         B        B3         5,000,000   Grand Union, Term, due 8/17/2003+++             4,975,895         5,018,750
Stores--1.7%    B        NR*        2,880,472   Star Markets Co., Inc., Term C, due
                                                   12/31/2002+++                                2,876,286         2,878,671
                                                                                           --------------    --------------
                                                                                                7,852,181         7,897,421



Senior High Income Portfolio, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (continued)
               S&P     Moody's        Face                                                                       Value
Industries    Rating    Rating       Amount           Corporate Debt Obligations                Cost           (Note 1b)
Healthcare      B-       B3       $ 1,500,000   Alliance Imaging Inc., 9.233% due
Providers                                          12/15/2005                              $    1,500,000    $    1,462,500
--7.0%                                          Community Health Care Inc.+++:
                NR*      NR*        1,773,973      Term B, due 12/31/2003                       1,767,631         1,765,103
                NR*      NR*        1,773,973      Term C, due 12/31/2004                       1,767,200         1,765,103
                NR*      NR*        1,328,767      Term D, due 12/31/2005                       1,323,450         1,322,123
                CC       Caa1         550,000   Graham Field Health PDS, 9.75% due
                                                   8/15/2007 (b)                                  578,750           319,000
                                                Integrated Health Services, Inc.:
                CCC      B2         3,000,000      9.50% due 9/15/2007                          3,000,000         2,190,000
                B+       NR*        4,950,000      Term B, due 9/15/2004+++                     4,939,736         4,368,375
                                                Mariner/Paragon Health Network+++:
                NR*      Ba3        2,495,000      Term B, due 3/31/2005                        2,492,847         1,971,050
                NR*      Ba3        2,495,000      Term C, due 3/31/2006                        2,492,790         1,971,050
                                                Paracelsus Healthcare Corp.+++:
                NR*      NR*        1,344,000      Term A, due 3/31/2003                        1,344,000         1,344,000
                NR*      NR*        2,000,000      Term B, due 3/31/2004                        2,000,000         2,000,000
                                                Sun Healthcare Group Inc.+++:
                NR*      NR*        1,372,726      Term B, due 11/12/2004                       1,370,975         1,046,704
                NR*      NR*        1,372,726      Term C, due 11/12/2005                       1,370,921         1,046,704
                                                Tenet Healthcare Corp.:
                BB-      Ba3        2,500,000      8.625% due 1/15/2007                         2,497,736         2,500,000
                BB-      Ba3        1,575,000      8.125% due 12/01/2008 (b)                    1,569,184         1,575,000
                NR*      NR*        4,950,000   Total Renal Care Holdings, Term, due
                                                   3/31/2008+++                                 4,944,183         4,844,813
                                                                                           --------------    --------------
                                                                                               34,959,403        31,491,525


Hotels &        B-       B2         6,000,000   Extended Stay America, 9.15% due
Motels--8.3%                                       3/15/2008                                    6,000,000         5,820,000
                                                HMH Properties, Inc.:
                BB       Ba2        2,500,000      7.875% due 8/01/2008                         2,484,420         2,381,250
                BB       Ba2        1,600,000      8.45% due 12/01/2008                         1,594,700         1,568,000
                NR*      NR*        4,864,371   Patriot American, Revolving Credit, due
                                                   7/18/2000+++                                 4,815,941         4,811,167
                BB       Ba2        3,000,000   Prime Hospitality Corporation, 9.25% due
                                                   1/15/2006                                    2,992,375         3,120,000
                NR*      NR*       20,000,000   Starwood Hotels & Resorts, Bridge Loan,
                                                   due 2/23/2003+++                            19,987,399        19,993,750
                                                                                           --------------    --------------
                                                                                               37,874,835        37,694,167


Leasing &       B+       NR*        5,000,000   MEDIQ Life Support Services, Inc.,
Rental                                             Term, due 6/30/2006+++                       5,025,000         4,993,750
Services                                        National Equipment Services:
--3.5%          B        B3           500,000      10% due 11/30/2004 (b)                         489,441           510,000
                B        B3         1,000,000      10% due 11/30/2004                             989,302         1,020,000
                B        B3           500,000   Neff Corp., 10.25% due 6/01/2008 (b)              492,684           495,000
                                                Renters Choice Inc.+++:
                NR*      NR*        1,924,063      Term B, due 1/31/2006                        1,922,249         1,924,063
                NR*      NR*        2,351,632      Term C, due 1/31/2007                        2,349,499         2,351,632
                B        B3         1,000,000   Universal Hospital Services, 10.25%
                                                   due 3/01/2008 (b)                              850,803           890,000
                NR*      Ba3        3,491,250   William Scotsman, Term, due 5/21/2005+++        3,491,250         3,499,978
                                                                                           --------------    --------------
                                                                                               15,610,228        15,684,423


Manufacturing   B-       B2           500,000   Fairfield Manufacturing, 11.375% due
--1.6%                                             7/01/2001                                      526,000           515,000
                B-       B2           900,000   Globe Manufacturing Corp., 10% due
                                                   8/01/2008 (b)                                  900,000           792,000
                B-       B3         1,250,000   Russell-Stanley Holdings Inc., 10.875%
                                                   due 2/15/2009 (b)                            1,240,626         1,225,000
                NR*      Ba3        4,987,437   Terex Corp., Term B, due 3/06/2005+++           4,963,096         4,965,617
                                                                                           --------------    --------------
                                                                                                7,629,722         7,497,617


Senior High Income Portfolio, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (continued)
               S&P     Moody's        Face                                                                       Value
Industries    Rating    Rating       Amount           Corporate Debt Obligations                Cost           (Note 1b)
Measuring,      NR*      NR*      $ 3,687,503   CHF/Ebel USA, Inc., Term B, due
Analyzing &                                        9/30/2001+++                            $    3,687,503    $    3,687,503
Controlling
Instruments
--0.8%


Medical                                         Dade International Inc.+++:
Equipment--2.2% NR*      NR*        1,295,651      Term B, due 12/31/2002                       1,298,890         1,294,841
                NR*      NR*        1,295,651      Term C, due 12/31/2003                       1,298,890         1,294,841
                NR*      NR*        1,367,105      Term D, due 12/31/2004                       1,370,523         1,366,251
                                                Imed Corp. (Alaris)+++:
                B+       B1         1,284,559      Term B, due 11/01/2003                       1,284,559         1,281,348
                B+       B1         1,284,559      Term C, due 11/01/2004                       1,284,559         1,281,348
                B+       B1         1,205,838      Term D, due 5/01/2005                        1,205,838         1,202,823
                B+       Ca3        2,000,000   Physician Sales & Service, 8.50% due
                                                   10/01/2007                                   2,020,718         2,080,000
                                                                                           --------------    --------------
                                                                                                9,763,977         9,801,452


Metals &        NR*      NR*        2,952,381   Adience Refractory Inc., Term B, due
Mining--9.1%                                       10/17/2005+++                                2,952,381         2,952,381
                CCC      Caa1       3,000,000   Anker Coal Group, Inc., 9.75% due
                                                   10/01/2007                                   3,015,000         1,650,000
                B        B1           850,000   Bayou Steel Corp., 9.50% due 5/15/2008            842,299           828,750
                NR*      B2         2,000,000   CSN Iron SA, 9.125% due 6/01/2007 (b)           1,992,015         1,380,000
                B        B2         2,000,000   Continental Global Group, 11% due
                                                   4/01/2007                                    2,000,000         1,660,000
                                                GS Technologies Operating Co.:
                B        B2         1,000,000      12% due 9/01/2004                              994,499           675,000
                B        B2         1,000,000      12.25% due 10/01/2005                        1,000,000           675,000
                D        Ca         1,000,000   Geneva Steel, 9.50% due 1/15/2004 (f)             945,522           210,000
                                                Ispat International N.V.+++:
                BB       Ba3        1,840,750      Term B, due 7/15/2005                        1,838,611         1,769,421
                BB       Ba3        1,840,750      Term C, due 7/15/2006                        1,838,583         1,769,421
                B+       B1         3,500,000   Ivaco, Inc., 11.50% due 9/15/2005               3,441,557         3,500,000
                NR*      Ba2        4,923,077   Kopper Industries Inc., Term B, due
                                                   12/01/2004+++                                4,917,771         4,898,462
                CCC+     Caa1       1,600,000   Metal Management Inc., 10% due 5/15/2008        1,600,000         1,016,000
                B+       B2           875,000   Pen Holdings Inc., 9.875% due 6/15/2008           868,443           879,375
                B        B2         3,000,000   Renco Metals Inc., 11.50% due 7/01/2003         3,007,500         3,135,000
                                                UCAR International, Inc.+++:
                B        B2         3,400,000      Term B, due 12/31/2002                       3,397,554         3,391,500
                B        B2         5,000,000      Term C, due 12/31/2003                       4,987,699         5,012,500
                NR*      Ba3        6,000,000   Wheeling-Pittsburg Steel Corp., Term,
                                                   due 11/15/2006+++                            6,014,943         5,767,500
                                                                                           --------------    --------------
                                                                                               45,654,377        41,170,310


On-Line         B-       B3           750,000   Verio Inc., 11.25% due 12/01/2008 (b)             750,000           806,250
Services--0.2%


Packaging--2.1% B+       B2         4,000,000   Anchor Glass, 11.25% due 4/01/2005              4,000,000         4,180,000
                BB-      B1           675,000   Consumers Packaging Inc., 9.75% due
                                                   2/01/2007 (b)                                  675,000           696,094
                B-       B3         1,000,000   Fonda Group Inc., 9.50% due 3/01/2007           1,000,000           845,000
                B+       B3         2,000,000   Printpack Inc., 9.875% due 8/15/2004            2,000,000         1,970,000
                B        B3         2,000,000   Spinnaker Industries Inc., 10.75% due
                                                   10/15/2006                                   2,000,000         1,705,000
                                                                                           --------------    --------------
                                                                                                9,675,000         9,396,094


Paper--8.3%     CCC      Caa2       1,500,000   Four M Corp., 12% due 6/01/2006                 1,500,000         1,140,000
                B-       B3         3,000,000   Gaylord Container Corp., 9.75% due
                                                   6/15/2007                                    3,000,000         2,865,000
                NR*      NR*        9,312,380   Paper Acquisition Services, Term, due
                                                   6/08/2001+++                                 9,280,163         9,265,818
                NR*      NR*        5,000,000   Repap New Brunswick, Inc., Term B, due
                                                   6/01/2004+++                                 5,000,000         4,787,500



Senior High Income Portfolio, Inc.
February 28, 1999



SCHEDULE OF INVESTMENTS (continued)
               S&P     Moody's        Face                                                                       Value
Industries    Rating    Rating       Amount           Corporate Debt Obligations                Cost           (Note 1b)
Paper                                           Riverwood International, Inc.+++:
(concluded)     NR*      NR*      $ 8,444,549      Term B, due 2/28/2004                   $    8,354,924    $    8,476,216
                NR*      NR*        3,377,286      Term C, due 8/31/2004                        3,340,025         3,389,951
                NR*      NR*        7,639,522   Stone Container Corp., Term B, due
                                                   4/01/2000+++                                 7,600,622         7,658,621
                                                                                           --------------    --------------
                                                                                               38,075,734        37,583,106


Pharmaceutical  NR*      NR*        4,995,192   Sterling Diagnostics, Term B, due
Life Sciences                                      9/30/2005+++                                 4,995,192         4,995,192
& Labs--1.1%


Printing &                                      Big Flower Press Holdings:
Publishing      B+       B2         1,000,000      8.875% due 7/01/2007                           992,719         1,025,000
--2.0%          B+       B2         1,375,000      8.625% due 12/01/2008 (b)                    1,375,000         1,388,750
                B+       B1         1,325,000   Mail-Well Corp., 8.75% due 12/15/2008 (b)       1,322,224         1,358,125
                B-       B3         1,275,000   Phoenix Color Corporation, 10.375% due
                                                   2/01/2009 (b)                                1,275,000         1,297,313
                B        B3           800,000   Premier Graphics Inc., 11.50% due
                                                   12/01/2005 (b)                                 800,000           780,000
                B-       B3           900,000   Regional Independent Media, 10.50% due
                                                   7/01/2008                                      900,000           900,000
                B-       B3         1,500,000   T/SF Communications Corp., 10.375% due
                                                   11/01/2007                                   1,479,229         1,545,000
                BB-      B1           750,000   World Color Press Inc., 8.375% due
                                                   11/15/2008 (b)                                 750,000           750,000
                                                                                           --------------    --------------
                                                                                                8,894,172         9,044,188


Property                  BB-    Ba3 2,000,000  Forest City Enterprises Inc., 8.50% due
Management--0.4%                                   3/15/2008                                    2,000,000         2,020,000


Refineries--              B-     B3  2,000,000  United Refining Co., 10.75% due 6/15/2007       2,000,000         1,400,000
Petroleum--0.3%


Restaurants--                                   Dominos Inc. & Bluefence Inc.+++:
2.9%            B+       NR*          912,500      Term B, due 12/21/2006                         903,528           914,211
                B+       NR*          912,500      Term C, due 12/21/2007                         903,502           913,070
                BB-      Ba3        7,000,000   Host Marriott Travel Plaza, 9.50% due
                                                   5/15/2005                                    6,856,791         7,315,000
                NR*      NR*        3,976,097   Shoney's Inc., Term B, due 4/30/2002+++         3,976,097         3,976,097
                                                                                           --------------    --------------
                                                                                               12,639,918        13,118,378


Retail          NR*      NR*        4,000,000   Asbury Automotive, due 3/31/2005+++             4,000,000         4,000,000
Specialty--1.6% B        B3         1,575,000   TM Group Holdings, 11% due 5/15/2008 (b)        1,575,000         1,590,750
                B-       Caa1       2,000,000   United Auto Group, Inc., 11% due
                                                   7/15/2007                                    1,973,423         1,540,000
                                                                                           --------------    --------------
                                                                                                7,548,423         7,130,750


Satellite Tele-                                 Echostar DBS Corp.(b):
communications  B        B2           700,000      9.25% due 2/01/2006                            700,000           708,750
Distribution    B        B2         3,275,000      9.375% due 2/01/2009                         3,275,000         3,283,188
Systems--2.0%   B-       B3           350,000   Pegasus Communications, 9.75% due
                                                   12/01/2006 (b)                                 350,000           365,750
                NR*      B1         4,986,000   Satelites Mexicanos SA, 9.03% due
                                                6/30/2004 (b)                                   4,975,049         4,636,980
                                                                                           --------------    --------------
                                                                                                9,300,049         8,994,668


Shipbuilding &            B+     B1  4,000,000  Newport News Shipbuilding, Inc., 9.25% due
Repairing--1.0%                                    12/01/2006                                   4,000,000         4,360,000


Shipping--1.9%  BB-      Ba3        4,500,000   Eletson Holdings, Inc., 9.25% due
                                                   11/15/2003                                   4,414,669         4,320,000
                B+       Ba3        1,525,000   Enterprises Shipholding, 8.875% due
                                                   5/01/2008                                    1,521,669         1,204,750
                BB       Ba2        3,000,000   Stena AB, 10.50% due 12/15/2005                 3,000,000         3,120,000
                                                                                           --------------    --------------
                                                                                                8,936,338         8,644,750


Senior High Income Portfolio, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (continued)
               S&P     Moody's        Face                                                                       Value
Industries    Rating    Rating       Amount           Corporate Debt Obligations                Cost           (Note 1b)
Textile Mill    B        B3       $ 3,000,000   Galey & Lord, Inc., 9.125% due
Products--1.0%                                     3/01/2008                               $    3,030,000    $    2,265,000
                BB       Ba3        2,050,000   Westpoint Stevens Inc., 7.875% due
                                                   6/15/2008                                    2,024,159         2,126,875
                                                                                           --------------    --------------
                                                                                                5,054,159         4,391,875


Transportation- D        Ca         4,000,000   Ameritruck Distribution Corp., 12.25%
Services--1.9%                                     due 11/15/2005 (f)                           3,964,991           320,000
                NR*      NR*        4,405,405   Atlas Freight, Term, due 5/29/2004+++           4,396,635         4,401,275
                BB-      NR*        2,000,000   Autopistas del Sol SA, 10.25% due
                                                   8/01/2009 (b)                                2,035,000         1,500,000
                                                MRS Logistica SA (b):
                B        NR*        2,000,000      9% due 8/15/2005                             1,993,499         1,210,000
                B        NR*          500,000      10.625% due 8/15/2005                          495,078           225,000
                B-       Caa2       1,600,000   Trism Inc., 10.75% due 12/15/2000               1,481,612           784,000
                                                                                           --------------    --------------
                                                                                               14,366,815         8,440,275


Utilities--1.0%           B+     Ba1 4,500,000  AES Corporation, 8.50% due 11/01/2007           4,467,681         4,443,750


Waste           BB       Ba2        1,500,000   Allied Waste North America, 7.875% due
Management--                                       1/01/2009 (b)                                1,497,422         1,511,250
1.1%            BB-      B3         3,000,000 ++Norcal Waste Systems, 12.50% due
                                                   11/15/2005                                   2,933,339         3,375,000
                                                                                           --------------    --------------
                                                                                                4,430,761         4,886,250


Wired           NR*      NR*        3,350,000 ++E.Spire Communications, 10.52% due
Telecommun-                                        7/01/2008                                    2,154,062         1,222,750
ications--4.4%  B        B3           500,000   Hermes Europe Railtel BV, 10.375% due
                                                   1/15/2009 (b)                                  500,000           531,250
                                                Level 3 Communications:
                B        B3         2,850,000      9.125% due 5/01/2008                         2,838,644         2,800,125
                B        B3         1,225,000   ++10.50% due 12/01/2008 (b)                       752,984           713,563
                B+       B2         2,500,000++McLeodUSA Inc., 8.686% due 3/01/2007             1,838,614         1,981,250
                B        B2           750,000   Metromedia Fiber Network, 10% due
                                                   11/15/2008 (b)                                 750,000           780,000
                                                Metronet Communications:
                B        B3         2,000,000      12% due 8/15/2007 (e)                        1,981,361         2,260,000
                B        B3         1,675,000    ++9.95% due 6/15/2008                          1,103,893         1,147,375
                                                Primus Telecommunications Group:
                B-       B3           800,000      11.75% due 8/01/2004                           828,000           824,000
                B-       B3         1,475,000      11.25% due 1/15/2009 (b)                     1,475,000         1,497,125
                                                RSL Communications PLC:
                B-       B2         3,000,000      9.125% due 3/01/2008                         3,000,000         2,805,000
                B-       B2         3,000,000    ++9.887% due 3/01/2008                         2,054,963         1,702,500
                B-       B3         1,500,000   Worldwide Fiber Inc., 12.50% due
                                                   12/15/2005 (b)                               1,500,000         1,552,500
                                                                                           --------------    --------------
                                                                                               20,777,521        19,817,438


Wireless                                        American Cellular+++:
Telecommun-     NR*      B2         2,500,000      Term B, due 6/30/2007                        2,500,000         2,500,000
ications--11.9% NR*      B2         2,500,000      Term C, due 9/30/2007                        2,500,000         2,500,000
                NR*      NR*        4,000,000   American Tower Systems Co., Term, due
                                                   12/16/2006+++                                4,000,000         4,000,000
                                                Cellular Finance Inc.+++:
                NR*      Ba3          586,527      Term B, due 9/30/2006                          584,661           587,993
                NR*      Ba3        1,161,440      Term C, due 3/31/2007                        1,157,715         1,164,344
                NR*      Ba3        3,252,033      Term D, due 9/30/2007                        3,241,514         3,260,163
                NR*      B2         5,000,000   Iridium Operating LLC, Term, due
                                                   12/29/2000+++                                4,936,539         4,887,500
                CCC+     Caa1       3,000,000 ++McCaw International Ltd., 13.355% due
                                                   4/15/2007                                    1,977,653         1,680,000
                B-       B1         7,000,000   Nextel Communications, Term C, due
                                                   3/31/2007+++                                 6,887,867         7,017,500
                B        B3         2,500,000   Nextlink Communications, 9% due 3/15/2008       2,495,274         2,362,500


Senior High Income Portfolio, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (concluded)
               S&P     Moody's        Face                                                                       Value
Industries    Rating    Rating       Amount           Corporate Debt Obligations                Cost           (Note 1b)
Wireless                                        Omnipoint Communications Corp.+++:
Telecommun-     NR*      B2       $ 5,765,430      Term A, due 2/17/2006                   $    5,760,205    $    5,188,887
ications        NR*      B2         1,930,184      Term B, due 2/17/2006                        1,928,435         1,737,166
(concluded)     NR*      B2         3,101,563      Term C, due 2/17/2006                        3,087,548         2,791,406
                NR*      B3         1,000,000 ++PTC International Finance BV, 10.269%
                                                   due 7/01/2007                                  724,814           720,000
                NR*      NR*        5,000,000   Telecorp PCS, Inc., Term B, due
                                                   1/15/2008+++                                 4,990,438         4,950,000
                CCC+     Caa1       2,000,000 ++Telesystem International Wireless
                                                   Inc., 13.246% due 6/30/2007                  1,303,758           880,000
                NR*      NR*        7,500,000   Western PCS, Term B, due 6/30/2007+++           7,467,579         7,492,969
                                                                                           --------------    --------------
                                                                                               55,544,000        53,720,428


                                                Total Corporate Debt Obligations--142.6%      674,151,448       645,328,923


                                   Shares
                                    Held                Equity Investments

Cable Television                          500   Park N View (Warrants) (a)                         31,000            17,506
Services--0.0%                        615,733   Supercanal Holdings SA (Warrants) (a)                   0                 0
                                                                                           --------------    --------------
                                                                                                   31,000            17,506


Financial Services--0.0%                1,500   Olympic Financial Limited (Warrants) (a)           25,650             7,500


Leasing & Rental Services--0.1%        13,398   CORT Business Services Corporation (f)              3,037           221,904


Metals & Mining--0.0%                   3,000   Gulf States Steel (Warrants) (a)(b)                33,000               900


Telephone                               1,000   Unifi Communications (Warrants) (a)(b)             56,590                10
Communications--0.0%


Wired Telecommunications--0.0%          2,000   Metronet Communications (Warrants) (a)(b)          20,500           145,304


Wireless Telecommunications--0.0%       3,000   McCaw International Ltd. (Warrants) (a)(b)         46,799             7,500


                                                Total Equity Investments--0.1%                    216,576           400,624


                                       Face
                                      Amount         Short-Term Investments

Commercial Paper**--0.2%           $  897,000   General Electric Capital Corp., 4.875% due
                                                   3/01/1999                                      897,000           897,000

                                                Total Short-Term Investments--0.2%                897,000           897,000


Total Investments--142.9%                                                                  $  675,265,024       646,626,547
                                                                                           ==============
Liabilities in Excess of Other Assets--(42.9%)                                                                 (194,067,559)
                                                                                                             --------------
Net Assets--100.0%                                                                                           $  452,558,988
                                                                                                             ==============


  *Not Rated.
 **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 ++Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund. +++Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically, based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate. Corporate loans represent 73.1% of the Fund's net assets.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds and are non-income producing. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(d)Pass-through security is subject to principal paydowns.
(e)Each $1,000 face amount contains one warrant of Metronet
   Communications.
(f)Non-income producing security.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 28, 1999


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of February 28, 1999
Assets:             Investments, at value (identified cost--$675,265,024) (Note 1b)                        $ 646,626,547
                    Cash                                                                                         302,155
                    Receivables:
                      Interest                                                            $  10,476,692
                      Principal paydowns                                                        877,143       11,353,835
                                                                                          -------------
                    Deferred facility fees                                                                         7,322
                    Prepaid expenses and other assets                                                             64,231
                                                                                                           -------------
                    Total assets                                                                             658,354,090
                                                                                                           -------------


Liabilities:        Payables:
                      Loans (Note 6)                                                        199,000,000
                      Securities purchased                                                    3,500,000
                      Interest on loans (Note 6)                                              1,854,765
                      Dividends to shareholders (Note 1f)                                       790,647
                      Investment adviser (Note 2)                                               249,971
                      Commitment fees                                                            12,294      205,407,677
                                                                                          -------------
                    Deferred income (Note 1e)                                                                    256,138
                    Accrued expenses and other liabilities                                                       131,287
                                                                                                           -------------
                    Total liabilities                                                                        205,795,102
                                                                                                           -------------


Net Assets:         Net assets                                                                             $ 452,558,988
                                                                                                           =============


Capital:            Common Stock, par value $.10 per share; 200,000,000 shares
                    authorized (53,870,134 shares issued and outstanding)                                  $   5,387,013
                    Paid-in capital in excess of par                                                         501,426,423
                    Undistributed investment income--net                                                       3,530,425
                    Accumulated realized capital losses on investments--net (Note 7)                         (29,146,396)
                    Unrealized depreciation on investments--net                                              (28,638,477)
                                                                                                           -------------
                    Total Capital--Equivalent to $8.40 net asset value per share of
                    Common Stock (market price--$8.125)                                                    $ 452,558,988
                                                                                                           =============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                     For the Year Ended
                                                                                                       February 28, 1999
Investment Income   Interest and discount earned                                                           $  60,155,089
(Note 1e):          Facility and other fees                                                                      696,655
                                                                                                           -------------
                    Total income                                                                              60,851,744
                                                                                                           -------------

Expenses:           Loan interest expense (Note 6)                                        $   9,893,320
                    Investment advisory fees (Note 2)                                         3,232,352
                    Borrowing costs (Note 6)                                                    348,881
                    Professional fees                                                           253,807
                    Accounting services (Note 2)                                                159,154
                    Transfer agent fees (Note 2)                                                 77,950
                    Custodian fees                                                               65,405
                    Printing and shareholder reports                                             42,723
                    Directors' fees and expenses                                                 38,125
                    Pricing services                                                             13,640
                    Listing fees                                                                  9,264
                    Other                                                                        11,093
                                                                                          -------------
                    Total expenses                                                                            14,145,714
                                                                                                           -------------
                    Investment income--net                                                                    46,706,030
                                                                                                           -------------


Realized &          Realized loss on investments--net                                                         (9,257,432)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                       (42,080,592)
Loss on                                                                                                    -------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                   $  (4,631,994)
(Notes 1c,                                                                                                 =============
1e & 3):

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                         For the Year Ended February 28,
Increase (Decrease) in Net Assets:                                                            1999               1998
Operations:         Investment income--net                                                $  46,706,030    $  48,201,118
                    Realized gain (loss) on investments--net                                 (9,257,432)       3,698,086
                    Change in unrealized appreciation/depreciation on investments
                    --net                                                                   (42,080,592)       3,855,886
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from operations          (4,631,994)      55,755,090
                                                                                          -------------    -------------


Dividends to        Investment income--net                                                  (47,373,187)     (47,759,736)
Shareholders                                                                              -------------    -------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                            (47,373,187)     (47,759,736)
                                                                                          -------------    -------------


Capital Share       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends                                                 8,087,161       11,321,619
(Note 4):           Offering costs from issuance of Common Stock resulting
                    from reorganization                                                              --           (9,911)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from capital share
                    transactions                                                              8,087,161       11,311,708
                                                                                          -------------    -------------


Net Assets:         Total increase (decrease)in net assets                                  (43,918,020)      19,307,062
                    Beginning of year                                                       496,477,008      477,169,946
                                                                                          -------------    -------------
                    End of year*                                                          $ 452,558,988    $ 496,477,008
                                                                                          =============    =============

                   *Undistributed investment income--net                                  $   3,530,425    $   4,197,582
                                                                                          =============    =============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                      For the Year Ended
                                                                                                       February 28, 1999
Cash Provided by    Net decrease in net assets resulting from operations                                   $  (4,631,994)
Operating           Adjustments to reconcile net increase in net assets resulting from
Activities:         operations to net cash provided by operating activities:
                      Increase in receivables                                                                    947,080
                      Decrease in other assets                                                                   (19,734)
                      Decrease in other liabilities                                                             (437,420)
                      Realized and unrealized gain on investments--net                                        51,338,024
                      Amortization of discount--net                                                           (2,579,199)
                                                                                                           -------------
                    Net cash provided by operating activities                                                 44,616,757
                                                                                                           -------------


Cash Used for       Proceeds from sales of long-term investments                                             444,767,511
Investing           Purchases of long-term investments                                                      (467,610,991)
Activities:         Purchases of short-term investments                                                     (140,796,743)
                    Proceeds from sales and maturities of short-term investments                             140,021,000
                                                                                                           -------------
                    Net cash used for investing activities                                                   (23,619,223)
                                                                                                           -------------


Cash Used for       Cash receipts of borrowings                                                              413,800,000
Financing           Cash payments on borrowings                                                             (396,000,000)
Activities:         Dividends paid to shareholders                                                           (38,495,379)
                                                                                                           -------------
                    Net cash used for financing activities                                                   (20,695,379)
                                                                                                           -------------


Cash:               Net increase in cash                                                                         302,155
                    Cash at beginning of year                                                                         --
                                                                                                           -------------
                    Cash at end of year                                                                    $     302,155
                                                                                                           =============


Cash Flow           Cash paid for interest                                                                 $   9,992,808
Information:                                                                                               =============


Noncash             Value of capital shares issued in reinvestment of dividends paid to
Financing           shareholders                                                                           $   8,087,161
Activities:                                                                                                =============

                    See Notes to Financial Statements.


Senior High Income Portfolio, Inc.
February 28, 1999


FINANCIAL INFORMATION (CONCLUDED)

Financial Highlights
                                                                                                     For the  For the
The following per share data and ratios have been derived                                              Year     Year
from information provided in the financial statements.               For the Year Ended               Ended    Ended
                                                                        February 28,                 Feb. 29, Feb. 28,
Increase (Decrease) in Net Asset Value:                                 1999++   1998++     1997++    1996++    1995++
Per Share           Net asset value, beginning of year                $   9.37   $   9.22  $   9.21  $   8.94   $   9.82
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .87        .92       .89       .92        .90
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.95)       .14       .04       .27       (.87)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.08)      1.06       .93      1.19        .03
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.89)      (.91)     (.92)     (.92)      (.84)
                      Realized gain on investments--net                     --         --        --        --       (.07)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.89)      (.91)     (.92)     (.92)      (.91)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   8.40   $   9.37  $   9.22  $   9.21   $   8.94
                                                                      --------   --------  --------  --------   --------
                    Market price per share, end of year               $  8.125   $ 10.125  $   9.50  $   9.25   $  8.625
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on net asset value per share                   (.87%)    11.95%    10.80%    14.14%       .81%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on market price per share                    (11.26%)    17.41%    13.67%    18.82%      1.87%
                                                                      ========   ========  ========  ========   ========


Ratios to Average   Expenses, excluding interest expense                  .90%       .83%      .75%      .92%       .80%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.99%      2.66%     1.84%     2.92%      2.46%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               9.87%      9.98%     9.45%    10.14%      7.07%
                                                                      ========   ========  ========  ========   ========


Leverage:           Amount of borrowings (in thousands)               $199,000   $181,200  $ 81,000  $ 47,000   $ 82,000
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    during the year (in thousands)                    $174,240   $149,166  $ 82,384  $ 68,473   $ 92,000
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    per share during the year                         $   3.26   $   2.85  $   2.13  $   2.68   $   3.67
                                                                      ========   ========  ========  ========   ========


Supplemental        Net assets, end of year (in thousands)            $452,559   $496,477  $477,170  $236,136   $227,007
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  68.52%     58.60%    98.51%    50.76%     44.81%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.


                    See Notes to Financial Statements.



Senior High Income Portfolio, Inc.
February 28, 1999



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations ("Senior Debt") of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans will be valued by calculating the mean of the last available bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan is available, such Corporate Loan will be valued on the basis of the mean of the last available bid and asked prices in the market. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Senior High Income Portfolio, Inc.
February 28, 1999



* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

During the year ended February 28, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, $2,334 for security price quotations to compute the net asset value of the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 1999 were $460,011,624 and $440,362,776, respectively.

Net realized losses for the year ended February 28, 1999 and net unrealized losses as of February 28, 1999 were as follows:


                                    Realized     Unrealized
                                     Losses        Losses

Long-term investments             $(9,257,432)  $(28,638,477)
                                  -----------   ------------
Total                             $(9,257,432)  $(28,638,477)
                                  ===========   ============


As of February 28, 1999, net unrealized depreciation for Federal income tax purposes aggregated $28,671,644, of which $6,753,288 related to appreciated securities and $35,424,932 related to depreciated securities. The aggregate cost of investments at February 28, 1999 for Federal income tax purposes was $675,298,191.


Senior High Income Portfolio, Inc.
February 28, 1999



NOTES TO FINANCIAL STATEMENTS (concluded)

4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended February 28, 1999 and February 28, 1998 increased by 909,410 and 1,205,888, respectively, as a result of dividend reinvestment.

5. Unfunded Loan Interests:
As of February 28, 1999, the Fund had unfunded loan commitments of $6,368,205, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                     Unfunded
                                    Commitment
Borrower                          (in thousands)

Arena Brands, Inc.                   $1,250
Dal Tile International, Inc.          1,091
Metro Goldwyn Mayer Co.                 558
Patriot American                        136
Teligent Inc.                         3,333


6. Short-Term Borrowings:
On April 28, 1998, the Fund entered into a one-year credit agreement with a syndicate of banks led by The Bank of New York. The agreement is a $245,000,000 credit facility bearing interest at the Prime rate, the Federal Funds rate plus 0.40%, and/or the Eurodollar rate plus 0.40%. For the year ended February 28, 1999, the average amount borrowed was approximately $174,239,560, and the daily weighted average interest rate was 5.69%. For the year ended February 28, 1999, facility and commitment fees aggregated $348,881.

7. Capital Loss Carryforward:
At February 28, 1999, the Fund had a net capital loss carryforward of approximately $24,172,000, of which $7,098,000 expires in 2003, $12,057,000 expires in 2004, $734,000 expires in 2005 and $4,283,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:
On March 8, 1999, the Board of Directors of the Fund declared an ordinary income dividend in the amount of $.065535 per share, payable on March 31, 1999 to shareholders of record as of March 24, 1999.



Senior High Income Portfolio, Inc.
February 28, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Senior High Income Portfolio, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Senior High Income Portfolio, Inc. as of February 28, 1999, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1999 by correspondence with the custodian, brokers and financial intermediaries or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Senior High Income Portfolio, Inc. as of February 28, 1999, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
April 21, 1999
</AUDIT-REPORT>




OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

Custodian and Transfer Agent
The Bank of New York
110 Washington Street
New York, NY 10286

NYSE Symbol
ARK


Gerald M. Richard, Treasurer of Senior High Income Portfolio, Inc. has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Portfolio's Board of Directors in wishing Mr. Richard well in his retirement.